EXHIBIT 99.5

                                  $934,945,000
                                 Approximate(1)
                                 GSAMP 2004-AR2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Principal
                 Approximate                      Primary                      Initial                      Payment         Moody's/
Certificates  Initial Principal  Certificate     Collateral       Credit     Pass-Through     Average       Window           Fitch
                 Balance (1)       Type            Group          Support      Rate (3)    Life (yrs)(4)     (4)(5)         Ratings
------------------------------------------------------------------------------------------------------------------------------------
   A-1A         $274,323,000        Sr         Group I (2)        22.70%      LIBOR +[%]       2.48      09/04 - 12/11      Aaa/AAA
   A-1B          $30,480,000        Sr         Group I (2)        22.70%      LIBOR +[%]       2.48      09/04 - 12/11      Aaa/AAA
   A-2A         $266,671,000        Sr         Group II (2)       22.70%      LIBOR +[%]       2.11      09/04 - 12/11      Aaa/AAA
   A-2B          $29,630,000        Sr         Group II (2)       22.70%      LIBOR +[%]       5.76      04/08 - 12/11      Aaa/AAA
   A-3          $153,687,000        Sr        Group III (2)       22.70%      LIBOR +[%]       2.48      09/04 - 12/11      Aaa/AAA
   M-1           $45,893,000       Mez     Groups I, II and III   18.00%      LIBOR +[%]       5.03      01/08 - 12/11      Aa1/AA+
   M-2           $31,734,000       Mez     Groups I, II and III   14.75%      LIBOR +[%]       4.99      12/07 - 12/11       Aa2/AA
   M-3           $18,064,000       Mez     Groups I, II and III   12.90%      LIBOR +[%]       4.97      11/07 - 12/11      Aa3/AA-
   M-4           $14,647,000       Mez     Groups I, II and III   11.40%      LIBOR +[%]       4.96      11/07 - 12/11       A1/A+
   M-5           $15,135,000       Mez     Groups I, II and III    9.85%      LIBOR +[%]       4.96      11/07 - 12/11        A2/A
   M-6           $16,111,000       Mez     Groups I, II and III    8.20%      LIBOR +[%]       4.94      10/07 - 12/11       A3/A-
   B-1           $16,600,000       Sub     Groups I, II and III    6.50%      LIBOR +[%]       4.94      10/07 - 12/11     Baa1/BBB+
   B-2           $12,205,000       Sub     Groups I, II and III    5.25%      LIBOR +[%]       4.93      09/07 - 12/11      Baa2/BBB
   B-3            $9,765,000       Sub     Groups I, II and III    4.25%      LIBOR +[%]       4.92      09/07 - 12/11     Baa3/BBB-
Total           $934,945,000
------------------------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates
------------------------

-------------- ----------------- ---------- -------------------- ----------- ---------------- ------------ ------------- -----------
B-4              $14,647,000       Sub     Groups I, II and III    2.75%          5.00%         N/A           N/A              N/A
-------------- ----------------- ---------- -------------------- ----------- ---------------- ------------ ------------- -----------

(1) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date (rolled 1 month from the Statistical Calculation Date at 5% CPR).
(2) The Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-3 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Certificates in one certificate group may receive principal from another collateral group.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.
(5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in August 2034. Selected Mortgage Pool Data (6)

------------------------------ ------------------------ ------------------------- ------------------------ ------------
                                       Group I                  Group II                  Group III
                               ------------------------ -------------------------
                               ------------ ----------- ------------ ------------ ------------ -----------
                               Adjustable   Fixed Rate  Adjustable   Fixed Rate   Adjustable   Fixed Rate   Aggregate
                                  Rate                     Rate                      Rate
------------------------------ ------------ ----------- ------------ ------------ ------------ ----------- ------------
Scheduled Principal Balance:   $319,640,616 $76,695,071 $314,586,591 $70,694,481  $159,594,035 $40,245,882 $981,456,677
Number of Mortgage Loans:         1,863        433         1,964         464          550         128         5,402
Avg. Scheduled Principal
  Balance:                      $171,573     $177,125    $160,176     $152,359     $290,171     $314,421    $181,684
Wtd. Avg. Gross Coupon:          7.1394%     6.7879%      7.1470%      6.7992%      7.0808%     6.5602%      7.0566%
Wtd. Avg. Net Coupon(7):         6.6367%     6.2852%      6.6443%      6.2965%      6.5781%     6.0575%      6.5539%
Wtd. Avg. Original FICO Score:     621         599          620          598          618         610          616
Wtd. Avg. Original LTV Ratio:    90.83%       79.45%      90.52%       80.44%       89.89%       80.68%      88.53%
Wtd. Avg.  Std. Remaining
  Term (Mo.)                       359         347          359          346          359         349          356
Wtd. Avg.  Seasoning (Mo.):         1           1            1            1            1           1            1
Wtd. Avg.  Months to Roll(8):      26          N/A          26           N/A          25          N/A          26
Wtd. Avg.  Gross Margin(8):       5.97%        N/A         5.98%         N/A         5.99%        N/A         5.98%
Wtd. Avg.  Initial Rate Cap(8):   2.00%        N/A         2.00%         N/A         2.00%        N/A         2.00%
Wtd. Avg. Periodic Rate Cap(8):   1.00%        N/A         1.00%         N/A         1.00%        N/A         1.00%
Wtd. Avg. Gross Max. Lifetime
  Rate(8):                       13.14%        N/A        13.15%         N/A        13.08%        N/A        13.13%
------------------------------ ------------ ----------- ------------ ------------ ------------ ----------- ------------

(6) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(8)   Represents the weighted average of the adjustable rate mortgage loans.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Argent Mortgage Company, LLC.
o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.75% and excess spread.
o The Mortgage Loans will be serviced by Countrywide Home Loans Servicing LP ("Countrywide").
o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date.
o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.
o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.
o The transaction will be modeled on INTEX as "GSA04AR2" and on Bloomberg as "GSAMP 04 AR2".
o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.
o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts sequentially on the Class A-1A, A-1B, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $274,323,000, a term of 34 months, and be effective up to one-month LIBOR of 9.68%. (See Appendix A for Interest Rate Cap details).



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Closing Date:         August 31, 2004

Statistical Calculation Date:  July 1, 2004

Cut-off Date:                  August 1, 2004

Expected Pricing Date:         On or before August 13, 2004

First Distribution Date:       September 27, 2004

Key Terms
---------

Offered Certificates:          Class A-1A,  A-1B, A-2A, A-2B, A-3, M-1, M-2,
                               M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates

Fixed Rate Certificates:       Class B-4 Certificates

Non-Offered Certificates:      Fixed Rate Certificates

Class A Certificates:          Class A-1, A-2, and A-3 Certificates

Class A-1 Certificates:        Class A-1A and Class A-1B Certificates

Class A-2 Certificates:        Class A-2A and Class A-2B Certificates

Class M Certificates:          Class M-1, M-2, M-3, M-4, M-5, and M-6
                               Certificates

Class B Certificates:          Class B-1, B-2, B-3 and B-4 Certificates

Depositor:                     GS Mortgage Securities Corp.

Manager:                       Goldman Sachs & Co.

Servicer:                      Upon completion of the servicing transfer to
                               (scheduled to occur by September 1, 2004)
                               Countrywide.

Trustee:                       Deutsche Bank National Trust Company

Servicing Fee Rate:            50 bps

Trustee Fee Rate:              0.27 bps

Expense Fee Rate:              No more than 51 bps

Distribution Date :            25th day of the month or the following Business
                               Day

Record Date:                   For any Distribution Date, the last Business Day
                               of the accrual period

Delay Days:                    0 day delay on the Offered Certificates; 24 day
                               delay on the Fixed Rate Certificates

Day Count:                     Actual/360 basis for the Offered Certificates;
                               30/360 basis for the Fixed Rate Certificates

Due Period:                    The period commencing on the second day of the
                               calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                               Date occurs

Interest Accrual Period:       For the Offered Certificates, from the prior
                               Distribution Date to the day prior to the current
                               Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, from and including the first day of the month prior to month in which the current Distribution
                               Date occurs to and including the last day of such month

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Pricing Prepayment
Assumption:                    Adjustable rate mortgage loans: 5% CPR in the
                               first month of the mortgage loan (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter Fixed rate mortgage loans: 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter

Mortgage Loans:                The trust will consist of three groups of
                               subprime, fixed and adjustable rate, first lien residential mortgage loans

Group I Mortgage Loans:        Approximately $396,335,687 of Mortgage Loans with
                               original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac

Group II Mortgage Loans:       Approximately $385,281,072 of Mortgage Loans with
                               original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac

Group III Mortgage Loans:      Approximately $199,839,918 of Mortgage Loans with
                               original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac

Excess Spread:                 The initial weighted average net coupon of the
                               mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:


                              Initial Gross WAC:                                           7.0566%
                              Less Expense Fee Rate:                                       0.5027%
                              Net WAC:                                                     6.5539%
                              Less Initial Wtd. Avg. Certificate Coupon (Approx.)(1):      2.0131%
                              ------------------------------------------------------------ --------------------
                              Initial Excess Spread:                                       4.5408%

                              (1) Assumes 1-month LIBOR equal to 1.54% and a 30-day first month. Certificate Coupon is adjusted to account for initial overcollateralization.

Servicer Advancing:            Yes as to principal and interest, subject to
                               recoverability

Interest Rate Cap Provider:    Goldman Sachs Capital Markets LP. The short-term
                               unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated "P-1" by Moody's Investors Service
                               Inc., "A-1" by Standard & Poor's Ratings Group and "F1+" by Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated "Aa3" by Moody's, "A+" by S&P and "AA-" by Fitch

Compensating Interest:         Countrywide shall provide compensating interest
                               equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                               Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                               Distribution Date occurs and (B) the aggregate
                               Servicing Fee received by the Servicer for that Distribution Date. Neither Countrywide nor Argent will pay compensating interest for the first
                               Distribution Date.

Optional Clean-up Call:        The transaction has a 10% optional clean-up call

Rating Agencies:               Fitch Ratings and Moody's Investor  Services, Inc
                               will each rate all of the Offered Certificates.

Minimum Denomination:          $50,000 with regard to each of the Offered
                               Certificates

Legal Investment:              It is anticipated that the Class A-1, A-2, A-3,
                               M-1, M-2 and M-3 Certificates will be SMMEA eligible

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ERISA Eligible:                Underwriter's exemption is expected to apply to
                               all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                 All Offered Certificates represent REMIC regular
                               interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                    The Offered Certificates will be offered pursuant
                               to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                               Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                               To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions
---------------------------------------------------

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the lesser of the WAC Cap and the applicable Loan Group Cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class of Offered Certificates and the Fixed Rate Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Certificates attributable to the WAC Cap or applicable Loan Group Cap, will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions
-----------

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.75% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2007; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 45.40%.

-------------------------------------- -------------------------------------- -----------------------------------
                Class                    Initial Subordination Percentage         Step-Down Date Percentage
-------------------------------------- -------------------------------------- -----------------------------------
                  A                                   22.70%                                45.40%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-1                                  18.00%                                36.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-2                                  14.75%                                29.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-3                                  12.90%                                25.80%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-4                                  11.40%                                22.80%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-5                                   9.85%                                19.70%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-6                                   8.20%                                16.40%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-1                                   6.50%                                13.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-2                                   5.25%                                10.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-3                                   4.25%                                8.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-4                                   2.75%                                5.50%
-------------------------------------- -------------------------------------- -----------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 35.00% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------- --------------------------------------------------------------------------
          Distribution Date                              Cumulative Realized Loss Percentage:
-------------------------------------- --------------------------------------------------------------------------
    September 2007 - August 2008        3.50% for the first month, plus an additional 1/12th of 1.500% for each month thereafter
-------------------------------------- --------------------------------------------------------------------------
    September 2008 - August 2009        5.00% for the first month, plus an additional 1/12th of 1.500% for each month thereafter
-------------------------------------- --------------------------------------------------------------------------
    September 2009 - August 2010        6.50% for the first month, plus an additional 1/12th of 0.750% for each month thereafter
-------------------------------------- --------------------------------------------------------------------------
    September 2010 and thereafter                                        7.25%
-------------------------------------- --------------------------------------------------------------------------

Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates, except the Class B-4 Certificates, will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 5.00% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis, or 30/360 basis in the case of the Class B-4 Certificates).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate (calculated on an actual/360 day basis).

Loan Group III Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group III Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate Rate (calculated on an actual/360 day basis).

Class A-1A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Trough Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Trough Rate (without regard to the Loan Group I or WAC Cap).

Class A-1B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Trough Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Trough Rate (without regard to the Loan Group I or WAC Cap).

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-2A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Trough Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Trough Rate (without regard to the Loan Group II or WAC Cap).

Class A-2B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Trough Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Trough Rate (without regard to the Loan Group II or WAC Cap).

Class A-3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Trough Rate (without regard to the Loan Group III Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Trough Rate (without regard to the Loan Group III or WAC
Cap).

Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Trough Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Trough Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Offered Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less Expense Fee Rate.

         Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the proceeds received with respect to the termination of the trust fund.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available during the related Due Period, over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Group III Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group III Mortgage Loans.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 54.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 64.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 70.50% and (ii) the aggregate scheduled principal balance of the

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
Date), and (I) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
Date), and (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (J) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
Date), and (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (J) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (K) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Distributions
-------------

Interest Distributions on the Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated sequentially as follows:

(a)      Concurrently,

      (i) from Interest Remittance Amounts related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-1A and Class A-1B certificates) to the Class A-1A and Class A-1B certificates, the related Accrued Certificate Interest and unpaid interest amounts for the Class A-1A and Class A-1B certificates from prior Distribution Dates;

      (ii) from Interest Remittance Amounts related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A and A-2B Certificates) to the Class A-2A and A-2B Certificates, the related Accrued Certificate Interest and unpaid interest amounts for the Class A-2A and A-2B Certificates from prior Distribution Dates;

      (iii) from Interest Remittance Amounts related to the Group III Mortgage Loans, to the Class A-3 Certificates, the related Accrued Certificate Interest and unpaid interest amount for the Class A-3 Certificates from prior Distribution Dates;

      (iv) provided, that if the Interest Remittance Amount for any group of the Mortgage Loans is insufficient to make the related payments set forth in clause (i), (ii) or (iii) above, any Interest Remittance Amount relating to the other groups of Mortgage Loans remaining after making the related payments set forth in clause (i), (ii) or
            (iii) above will be available to cover that shortfall;

(b) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(c) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (x) prior to the Step-down Date or (y) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated sequentially as follows:

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(a) concurrently, pro rata by Certificate Principal Balance, to the Class A-1A Certificates and to the Class A-1B Certificates, the Group I Principal Distribution Amount, until their Certificate Principal Balances have been reduced to zero,

(b) sequentially to the Class A-2A certificates, the Group II Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2B certificates, the Group II Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(c) to the Class A-3 Certificates, the Group III Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all the loan groups remaining after making the distributions described above in paragraphs (a), (b), and (c) will be distributed sequentially in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (x) on or after the Stepdown Date and (y) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, allocated pro rata by Certificate Principal Balance to the Class A-1A and Class A-1B Certificates, until the Certificate Principal Balance of each such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, allocated pro rata by Certificate Principal Balance to the Class A-2A and Class A-2B Certificates, until the Certificate Principal Balance of each such Class has been reduced to zero,

(c) to the Class A-3 Certificates, the lesser of the Group III Principal Distribution Amount and the Class A Principal Distribution Amount attributable to the Class A-3 Certificates, until the Certificate Principal Balance of such class has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all the loan groups remaining after making the distributions described above in paragraphs (a), (b), and (c) will be distributed in the following order of priority:

      (i) sequentially, in ascending numerical order, to the applicable Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each Class, until the Certificate Principal Balance of such Class has been reduced to zero, and

      (ii) sequentially, in ascending numerical order, to the applicable Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the Certificate Principal Balance of such Class has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

(a) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(b) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(c) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, pro rata by Certificate Principal Balance,

(d) sequentially to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4, Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

(e) sequentially to the Class A-1A, A-1B, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates, from any available Interest Rate Cap payments, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii), sequentially, to the Class B-4, B-3, B-2, B-1, M-6, M-5, M-4, M-3, M-2, and M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates, except to the extent that the Class M Certificates are reduced to zero, losses in respect of Group I Mortgage Loans will be allocated to reduce the Class A-1B Certificate Principal Balance.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------


Product        No Penalty    0-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
-------        ----------    -----------   ------------   ------------   ------------   ------------          -----
2 Year ARM    $84,959,691    $31,436,294   $363,512,035   $132,157,666             $0             $0   $612,065,686
3 Year ARM    106,616,654      4,312,273      6,280,626     64,546,003              0              0    181,755,556
Fixed Rate     25,373,561     21,568,273      6,059,632    134,633,968              0              0    187,635,434
              -----------    -----------   -----------    ------------    -----------   ------------   ------------
TOTAL        $216,949,907    $57,316,840   $375,852,293   $331,337,637             $0             $0   $981,456,677
===========  ============    ===========   ============   ============    ==========    ============   ============

Product        No Penalty     0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
----------   ------------    ------------    ------------    ------------    ------------    ------------
2 Year ARM           8.66%           3.20%          37.04%          13.47%           0.00%           0.00%
3 Year ARM          10.86            0.44            0.64            6.58            0.00            0.00
Fixed Rate           2.59            2.20            0.62           13.72            0.00            0.00
----------   ------------    ------------    ------------    ------------    ------------    ------------
TOTAL               22.10%           5.84%          38.30%          33.76%           0.00%            0.0%
==========   ============    ============    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Certificates
----------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
      o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
      o     1-month and 6-month Forward LIBOR curves (as of close on August 6,
            2004) are used
      o     40% loss severity
      o     There is a 6 month lag in recoveries
      o Priced to call with collateral losses calculated through the life of the applicable bond
      o     Certificates are priced at par

-------------------------------------------------------------------------------------------------------------------------
                                           First Dollar of Loss            LIBOR Flat                 0% Return
-------------------------------------------------------------------------------------------------------------------------
     Class M-1      CDR (%)                                   34.56                     34.74                      36.08
                    Yield (%)                                3.8987                    3.3836                     0.0099
                    WAL                                        3.49                      3.49                       3.38
                    Modified Duration                          3.28                      3.28                       3.25
                    Principal Window                  Feb08 - Feb08             Feb08 - Feb08              Jan08 - Jan08
                    Principal Writedown           34,649.40 (0.08%)        915,280.43 (1.99%)      6,105,044.46 (13.30%)
                    Total Collat Loss       213,499,561.89 (21.87%)   214,290,664.68 (21.95%)    218,503,884.62 (22.38%)
-------------------------------------------------------------------------------------------------------------------------
     Class M-2      CDR (%)                                   27.34                     27.63                      28.41
                    Yield (%)                                4.1279                    3.5391                     0.0142
                    WAL                                        3.99                      3.90                       3.88
                    Modified Duration                          3.70                      3.63                       3.68
                    Principal Window                  Aug08 - Aug08             Jul08 - Jul08              Jul08 - Jul08
                    Principal Writedown            2,529.72 (0.01%)        755,313.64 (2.38%)      5,097,927.00 (16.06%)
                    Total Collat Loss       187,638,991.98 (19.22%)   187,897,834.86 (19.24%)    191,786,241.92 (19.64%)
-------------------------------------------------------------------------------------------------------------------------
     Class M-3      CDR (%)                                   23.87                     23.96                      24.52
                    Yield (%)                                4.2582                    3.6014                     0.0100
                    WAL                                        4.24                      4.24                       4.13
                    Modified Duration                          3.90                      3.91                       3.89
                    Principal Window                  Nov08 - Nov08             Nov08 - Nov08              Oct08 - Oct08
                    Principal Writedown           39,637.14 (0.22%)        586,828.24 (3.25%)      3,234,023.11 (17.90%)
                    Total Collat Loss       172,701,350.55 (17.69%)   173,191,866.83 (17.74%)    175,180,149.69 (17.94%)
-------------------------------------------------------------------------------------------------------------------------
     Class M-4      CDR (%)                                   21.33                     21.44                      21.80
                    Yield (%)                                4.6710                    3.6625                     0.0143
                    WAL                                        4.40                      4.40                       4.37
                    Modified Duration                          3.99                      4.01                       4.06
                    Principal Window                  Jan09 - Jan09             Jan09 - Jan09              Jan09 - Jan09
                    Principal Writedown           60,978.65 (0.42%)        770,619.16 (5.26%)      3,081,399.04 (21.04%)
                    Total Collat Loss       160,358,358.53 (16.42%)   160,994,951.63 (16.49%)    163,066,574.96 (16.70%)
-------------------------------------------------------------------------------------------------------------------------
     Class M-5      CDR (%)                                   18.82                     18.94                      19.31
                    Yield (%)                                4.8425                    3.7738                     0.0915
                    WAL                                        4.65                      4.65                       4.60
                    Modified Duration                          4.18                      4.19                       4.24
                    Principal Window                  Apr09 - Apr09             Apr09 - Apr09              Apr09 - Apr09
                    Principal Writedown           64,827.55 (0.43%)        890,577.24 (5.88%)      3,420,377.91 (22.60%)
                    Total Collat Loss       147,915,900.86 (15.15%)   148,655,833.40 (15.22%)    150,923,252.47 (15.46%)
-------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

----------------------------------------------------------------------------------------------------------------------------
                                            First Dollar of Loss            LIBOR Flat                  0% Return
----------------------------------------------------------------------------------------------------------------------------
      Class M-6      CDR (%)                                   16.36                      16.52                       16.95
                     Yield (%)                                5.1396                     3.7952                      0.0979
                     WAL                                        4.90                       4.90                        4.75
                     Modified Duration                          4.35                       4.37                        4.35
                     Principal Window                  Jul09 - Jul09              Jul09 - Jul09               Jun09 - Jun09
                     Principal Writedown              351.27 (0.00%)       1,170,989.04 (7.27%)       3,897,461.06 (24.19%)
                     Total Collat Loss       134,421,934.13 (13.77%)    135,475,746.35 (13.87%)     137,585,921.87 (14.09%)
----------------------------------------------------------------------------------------------------------------------------
      Class B-1      CDR (%)                                   14.04                      14.25                       14.67
                     Yield (%)                                5.5807                     3.8345                      0.0301
                     WAL                                        5.15                       5.13                        4.94
                     Modified Duration                          4.49                       4.51                        4.49
                     Principal Window                  Oct09 - Oct09              Oct09 - Oct09               Sep09 - Sep09
                     Principal Writedown           73,871.16 (0.45%)      1,715,181.33 (10.33%)       4,651,527.25 (28.02%)
                     Total Collat Loss       120,478,050.23 (12.34%)    121,955,478.27 (12.49%)     124,287,478.09 (12.73%)
----------------------------------------------------------------------------------------------------------------------------
      Class B-2      CDR (%)                                   12.41                      12.61                       12.89
                     Yield (%)                                5.8160                     3.8761                      0.0811
                     WAL                                        5.40                       5.30                        5.18
                     Modified Duration                          4.65                       4.61                        4.64
                     Principal Window                  Jan10 - Jan10              Dec09 - Dec09               Dec09 - Dec09
                     Principal Writedown           38,243.33 (0.31%)      1,414,706.96 (11.59%)       3,691,996.09 (30.25%)
                     Total Collat Loss       110,287,939.29 (11.29%)    111,262,264.94 (11.39%)     113,317,086.54 (11.61%)
----------------------------------------------------------------------------------------------------------------------------
      Class B-3      CDR (%)                                   11.25                      11.47                       11.67
                     Yield (%)                                7.3708                     3.9494                      0.1079
                     WAL                                        5.49                       5.42                        5.27
                     Modified Duration                          4.50                       4.52                        4.54
                     Principal Window                  Feb10 - Feb10              Feb10 - Feb10               Feb10 - Feb10
                     Principal Writedown           20,636.10 (0.21%)      2,026,423.65 (20.75%)       3,796,572.54 (38.88%)
                     Total Collat Loss       101,999,935.86 (10.45%)    103,686,166.20 (10.62%)     105,209,892.44 (10.77%)
----------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap Schedule.(1)(2) The information in the following table has been prepared in accordance with the following assumptions (i) One-Month LIBOR and six-month LIBOR remain constant at 20%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage.

             Class A-1A  Class A-1B  Class A-2   Class A-3
              Available   Available   Available   Available    Class M/B
Distribution  Funds Cap   Funds Cap   Funds Cap   Funds Cap    Available
    Date         (%)         (%)         (%)         (%)     Funds Cap (%)
---------------------------------------------------------------------------
   Sep-04      10.0782      8.2005      8.2005      8.1037      7.8647
   Oct-04      10.0000      6.8366      6.8366      6.7560      6.5539
   Nov-04      10.0000      6.6197      6.6197      6.5416      6.3425
   Dec-04      10.0000      6.8447      6.8447      6.7641      6.5538
   Jan-05      10.0000      6.6290      6.6290      6.5509      6.3423
   Feb-05      10.0000      6.6348      6.6348      6.5567      6.3422
   Mar-05      10.0000      7.3532      7.3532      7.2667      7.0216
   Apr-05      10.0000      6.6494      6.6494      6.5712      6.3420
   May-05      10.0000      6.8803      6.8803      6.7994      6.5532
   Jun-05      10.0000      6.6685      6.6685      6.5902      6.3416
   Jul-05      10.0000      6.9028      6.9028      6.8217      6.5527
   Aug-05      10.0000      6.6924      6.6924      6.6138      6.3411
   Sep-05      10.0000      6.7052      6.7052      6.6265      6.3409
   Oct-05      10.0000      6.9426      6.9426      6.8612      6.5520
   Nov-05      10.0000      6.7329      6.7329      6.6540      6.3404
   Dec-05      10.0000      6.9727      6.9727      6.8912      6.5515
   Jan-06      10.0000      6.7636      6.7636      6.6845      6.3399
   Feb-06      10.0000      6.7802      6.7802      6.7011      6.3397
   Mar-06      10.0000      7.5261      7.5261      7.4384      7.0187
   Apr-06      10.0000      6.8164      6.8164      6.7371      6.3392
   May-06      10.0000      7.0659      7.0659      6.9823      6.5518
   Jun-06      10.0000      6.8666      6.8666      6.8121      6.3520
   Jul-06      10.0000      8.4658      8.4817      8.4075      7.7791
   Aug-06      10.0000      8.2212      8.2366      8.1647      7.5270
   Sep-06      10.0000      8.2516      8.2670      8.1949      7.5259
   Oct-06      10.0000      8.5603      8.5761      8.5014      7.7756
   Nov-06      10.0000      8.3205      8.3347      8.2615      7.5243
   Dec-06      10.0000      8.6379      8.6568      8.5947      7.7800
   Jan-07      10.0000      9.0669      9.0972      9.0282      8.1134
   Feb-07      10.0000      9.1138      9.1440      9.0749      8.1119
   Mar-07      10.1462     10.1462     10.1797     10.1029      8.9794
   Apr-07      10.0000      9.2189      9.2491      9.1796      8.1089
   May-07      10.0000      9.5890      9.6191      9.5463      8.3784
   Jun-07      10.0000      9.3482      9.3802      9.3215      8.1137
   Jul-07      10.9055     10.9055     10.9264     10.8285      9.3439
   Aug-07      10.6403     10.6403     10.6605     10.5655      9.0402
   Sep-07      45.2648     45.2648     45.2850     45.1899      9.0379
   Oct-07      14.5789     14.5789     14.5998     14.5013      9.3368
   Nov-07      13.9724     13.9724     13.9915     13.8953      9.0340
   Dec-07      14.3024     14.3024     14.3257     14.2390      9.3393
   Jan-08      14.5865     14.5865     14.6093     14.5027      9.7888
   Feb-08      14.4557     14.4557     14.4785     14.3717      9.7859
   Mar-08      15.3165     15.3165     15.3408     15.2265      10.4577
   Apr-08      14.2043     14.2043     14.2270     14.1199      9.7802
   May-08      14.6413     14.6413     14.6638     14.5521      10.1039
   Jun-08      14.1689     14.1689     14.1940     14.0982      9.7815
   Jul-08      15.5300     15.5300     15.5563     15.4338      10.8790
   Aug-08      15.0255     15.0255     15.0510     14.9322      10.5247
   Sep-08      15.0220     15.0220     15.0475     14.9285      10.5213
   Oct-08      15.5192     15.5192     15.5455     15.4223      10.8684
   Nov-08      15.0151     15.0151     15.0406     14.9212      10.5144
   Dec-08      15.5131     15.5131     15.5389     15.4147      10.8620


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             Class A-1A  Class A-1B  Class A-2   Class A-3
              Available   Available   Available   Available    Class M/B
Distribution  Funds Cap   Funds Cap   Funds Cap   Funds Cap    Available
    Date         (%)         (%)         (%)         (%)     Funds Cap (%)
---------------------------------------------------------------------------
   Jan-09      15.2143     15.2143     15.2276     15.0938      10.6789
   Feb-09      15.2107     15.2107     15.2240     15.0899      10.6754
   Mar-09      16.8363     16.8363     16.8511     16.7025      11.8152
   Apr-09      15.2034     15.2034     15.2167     15.0823      10.6682
   May-09      15.7064     15.7064     15.7202     15.5811      11.0202
   Jun-09      15.1972     15.1972     15.2101     15.0746      10.6617
   Jul-09      15.9112     15.9112     15.9125     15.7584      11.1889
   Aug-09      15.3941     15.3941     15.3954     15.2461      10.8243
   Sep-09      15.3904     15.3904     15.3917     15.2422      10.8206
   Oct-09      15.8995     15.8995     15.9009     15.7462      11.1775
   Nov-09      15.3829     15.3829     15.3843     15.2343      10.8132
   Dec-09      15.8918     15.8918     15.8932     15.7381      11.1698
   Jan-10      15.3754     15.3754     15.3769     15.2265      10.8058
   Feb-10      15.3717     15.3717     15.3732     15.2226      10.8021
   Mar-10      17.0145     17.0145     17.0162     16.8493      11.9554
   Apr-10      15.3642     15.3642     15.3658     15.2149      10.7947
   May-10      15.8726     15.8726     15.8742     15.7180      11.1507
   Jun-10      15.3569     15.3569     15.3585     15.2071      10.7873
   Jul-10      15.8650     15.8650     15.8667     15.7101      11.1430
   Aug-10      15.3495     15.3495     15.3512     15.1994      10.7799
   Sep-10      15.3459     15.3459     15.3476     15.1956      10.7762
   Oct-10      15.8536     15.8536     15.8555     15.6982      11.1316
   Nov-10      15.3386     15.3386     15.3404     15.1880      10.7688
   Dec-10      15.8461     15.8461     15.8480     15.6903      11.1239
   Jan-11      15.3313     15.3313     15.3332     15.1804      10.7614
   Feb-11      15.3277     15.3277     15.3297     15.1766      10.7577
   Mar-11      16.9660     16.9660     16.9682     16.7985      11.9062
   Apr-11      15.3206     15.3205     15.3226     15.1691      10.7503
   May-11      15.8275     15.8275     15.8297     15.6709      11.1048
   Jun-11      15.3134     15.3134     15.3155     15.1616      10.7429
   Jul-11      15.8202     15.8202     15.8224     15.6632      11.0972
   Aug-11      15.3063     15.3063     15.3085     15.1542      10.7355
   Sep-11      15.3028     15.3028     15.3050     15.1505      10.7318
   Oct-11      15.8093     15.8093     15.8116     15.6517      11.0857
   Nov-11      15.2958     15.2958     15.2981     15.1432      10.7245
   Dec-11      15.8021     15.8021     15.8045     15.6442      11.0781
   Jan-12      15.2889     15.2889     15.2913     15.1359      10.7171
   Feb-12      15.2588     15.2588     15.2613     15.1057      10.7134
   Mar-12      16.3075     16.3075     16.3101     16.1436      11.4483
   Apr-12      14.3447     14.3447     14.3472     14.1912      10.7060
   May-12      12.5145     12.5145     12.5171     12.3557      11.0591
   Jun-12      12.1215     12.1215     12.1240     11.9676      10.6987
   Jul-12      12.5370     12.5370     12.5397     12.3779      11.0515
   Aug-12      12.1441     12.1441     12.1468     11.9900      10.6913
   Sep-12      12.1561     12.1561     12.1588     12.0018      10.6877
   Oct-12      12.5742     12.5742     12.5770     12.4145      11.0401
   Nov-12      12.1815     12.1815     12.1842     12.0268      10.6804
   Dec-12      12.6013     12.6013     12.6043     12.4413      11.0326
   Jan-13      12.2087     12.2087     12.2116     12.0537      10.6730
   Feb-13      12.2231     12.2231     12.2260     12.0679      10.6694
   Mar-13      13.5493     13.5493     13.5525     13.3773      11.8085
   Apr-13      12.2535     12.2535     12.2565     12.0980      10.6621


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             Class A-1A  Class A-1B  Class A-2   Class A-3
              Available   Available   Available   Available    Class M/B
Distribution  Funds Cap   Funds Cap   Funds Cap   Funds Cap    Available
    Date         (%)         (%)         (%)         (%)     Funds Cap (%)
---------------------------------------------------------------------------
   May-13      12.6785     12.6785     12.6816     12.5176      11.0137
   Jun-13      12.2861     12.2861     12.2892     12.1302      10.6548
   Jul-13      12.7134     12.7134     12.7166     12.5521      11.0062
   Aug-13      12.3210     12.3210     12.3242     12.1648      10.6475
   Sep-13      12.3471     12.3471     12.3503     12.1907      10.6439
   Oct-13      12.8022     12.8022     12.8056     12.6405      10.9950
   Nov-13      12.4327     12.4327     12.4360     12.2760      10.6367
   Dec-13      12.8934     12.8934     12.8969     12.7313      10.9875
   Jan-14      12.5236     12.5236     12.5270     12.3666      10.6294
   Feb-14      12.5712     12.5712     12.5746     12.4139      10.6258
   Mar-14      13.9722     13.9722     13.9761     13.7980      11.7603
   Apr-14      12.6705     12.6705     12.6740     12.5130      10.6186
   May-14      13.1465     13.1465     13.1502     12.9835      10.9688
   Jun-14      12.7759     12.7759     12.7795     12.6180      10.6114
   Jul-14      13.2587     13.2586     13.2625     13.0953      10.9614
   Aug-14      12.8877     12.8877     12.8914     12.7295      10.6043
   Sep-14      12.9460     12.9461     12.9498     12.7877      10.6007
   Oct-14      13.4397     13.4397     13.4437     13.2759      10.9503
   Nov-14      13.0681     13.0681     13.0720     12.9094      10.5935
   Dec-14      13.5696     13.5696     13.5736     13.4054      10.9430
   Jan-15      13.1975     13.1975     13.2015     13.0384      10.5864
   Feb-15      13.2651     13.2651     13.2691     13.1059      10.5829
   Mar-15      14.7634     14.7634     14.7679     14.5869      11.7129
   Apr-15      13.4063     13.4063     13.4104     13.2467      10.5758
   May-15      13.9294     13.9294     13.9337     13.7643      10.9247
   Jun-15      13.5560     13.5560     13.5602     13.3961      10.5688
   Jul-15      14.0886     14.0886     14.0930     13.9232      10.9174
   Aug-15      13.7146     13.7146     13.7190     13.5544      10.5617
   Sep-15      13.7975     13.7975     13.8019     13.6371      10.5582
   Oct-15      14.3455     14.3455     14.3501     14.1796      10.9066
   Nov-15      13.9706     13.9706     13.9751     13.8098      10.5513
   Dec-15      14.5296     14.5296     14.5343     14.3634      10.8994
   Jan-16      14.1540     14.1540     14.1586     13.9929      10.5443
   Feb-16      14.2498     14.2498     14.2544     14.0885      10.5408
   Mar-16      15.3379     15.3379     15.3429     15.1654      11.2641
   Apr-16      14.4498     14.4498     14.4546     14.2883      10.5339
   May-16      15.0394     15.0394     15.0444     14.8723      10.8815
   Jun-16      14.6618     14.6618     14.6667     14.4999      10.5270
   Jul-16      15.2649     15.2649     15.2700     15.0975      10.8744
   Aug-16      14.8864     14.8864     14.8914     14.7242      10.5202
   Sep-16      15.0037     15.0037     15.0088     14.8413      10.5168
   Oct-16      15.6286     15.6286     15.6339     15.4606      10.8638
   Nov-16      15.2487     15.2487     15.2539     15.0860      10.5100
   Dec-16      15.8892     15.8892     15.8946     15.7209      10.8568
   Jan-17      15.5083     15.5083     15.5136     15.3452      10.5033
   Feb-17      15.6439     15.6439     15.6492     15.4806      10.4999
   Mar-17      17.4745     17.4745     17.4804     17.2935      11.6212
   Apr-17      15.9270     15.9270     15.9325     15.7634      10.4932
   May-17      16.6107     16.6107     16.6164     16.4415      10.8395
   Jun-17      16.2270     16.2270     16.2326     16.0631      10.4865
   Jul-17      16.9298     16.9298     16.9356     16.7602      10.8327
   Aug-17      16.5450     16.5450     16.5507     16.3807      10.4799


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             Class A-1A  Class A-1B  Class A-2   Class A-3
              Available   Available   Available   Available    Class M/B
Distribution  Funds Cap   Funds Cap   Funds Cap   Funds Cap    Available
    Date         (%)         (%)         (%)         (%)     Funds Cap (%)
---------------------------------------------------------------------------
   Sep-17      16.7110     16.7110     16.7167     16.5465      10.4766
   Oct-17      17.4446     17.4446     17.4506     17.2745      10.8225
   Nov-17      17.0578     17.0578     17.0637     16.8930      10.4701
   Dec-17      17.8135     17.8135     17.8197     17.6431      10.8157
   Jan-18      17.4253     17.4254     17.4314     17.2602      10.4636
   Feb-18      17.6173     17.6173     17.6234     17.4520      10.4604
   Mar-18      19.7236     19.7237     19.7304     19.5404      11.5775
   Apr-18      18.0183     18.0184     18.0245     17.8527      10.4539
   May-18      18.8354     18.8354     18.8419     18.6640      10.7991
   Jun-18      18.4434     18.4434     18.4498     18.2774      10.4475
   Jul-18      19.2876     19.2876     19.2943     19.1159      10.7925
   Aug-18      18.8940     18.8940     18.9005     18.7277      10.4413
   Sep-18      19.1294     19.1294     19.1360     18.9629      10.4377
   Oct-18      20.2227     20.2227     20.2296     20.0505         -
   Nov-18      20.0658     20.0657     20.0724     19.8989         -
   Dec-18      21.2900     21.2900     21.2970     21.1174         -
   Jan-19      21.1882     21.1882     21.1950     21.0210         -
   Feb-19      21.8268     21.8268     21.8338     21.6594         -
   Mar-19      24.9403     24.9402     24.9480     24.7547         -
   Apr-19      23.2966     23.2966     23.3036     23.1288         -
   May-19      24.9521     24.9521     24.9594     24.7785         -
   Jun-19      25.0914     25.0914     25.0986     24.9233         -
   Jul-19      27.0165     27.0164     27.0240     26.8426         -
   Aug-19      27.3207     27.3206     27.3279     27.1521         -
   Sep-19      28.6485     28.6484     28.6556     28.4797         -
   Oct-19      31.1645     31.1645     31.1719     30.9899         -
   Nov-19      31.8928     31.8927     31.8999     31.7236         -
   Dec-19      35.0314     35.0315     35.0387     34.8563         -
   Jan-20      36.2550     36.2550     36.2620     36.0853         -
   Feb-20      39.0496     39.0496     39.0566     38.8797         -
   Mar-20      45.3459     45.3459     45.3533     45.1640         -
   Apr-20      46.5637     46.5638     46.5706     46.3933         -
   May-20      53.5033     53.5034     53.5104     53.3269         -
   Jun-20      58.5341     58.5340     58.5409     58.3632         -
   Jul-20      69.8877     69.8878     69.8947     69.7109         -
   Aug-20      80.5418     80.5417     80.5485     80.3704         -
   Sep-20      100.2744    100.2745    100.2810    100.1027        -
   Oct-20      138.6387    138.6390    138.6454    138.4611        -
   Nov-20      205.9384    205.9385    205.9449    205.7662        -
   Dec-20      787.6222    787.6232       -        787.4442        -

     Notes:
      (1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amounts and basis risk carry forward amount divided by current certificate balance
      (2)   Includes proceeds received from the cap



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts sequentially on the Class A-1A, A-1B, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $274,323,000, a term of 34 months, and be effective up to one-month LIBOR of 9.68%.

The Interest Rate Cap Strike Rate Schedule
------------------------------------------


Distribution Period
      (months)        Notional Balance   Strike Rate (%)
----------------------------------------------------------
         1              $274,323,000         7.80224
         2              $271,227,975         6.51665
         3              $267,505,477         6.29967
         4              $263,161,208         6.52474
         5              $258,204,192         6.30897
         6              $252,646,837         6.31484
         7              $246,504,949         7.03322
         8              $239,797,716         6.32941
         9              $232,547,669         6.56028
         10             $224,782,185         6.34853
         11             $216,532,426         6.58283
         12             $208,504,644         6.37236
         13             $200,692,880         6.38518
         14             $193,091,333         6.62263
         15             $185,694,359         6.41286
         16             $178,496,466         6.65274
         17             $171,492,308         6.44358
         18             $164,676,683         6.46022
         19             $158,044,528         7.20614
         20             $151,590,916         6.4964
         21             $145,311,052         6.74593
         22             $139,200,397         6.54656
         23             $133,254,391         8.14578
         24             $127,504,847         7.90122
         25             $121,909,230         7.93164
         26             $116,463,428         8.24026
         27             $111,163,437         8.00045
         28             $106,005,405         8.31795
         29             $100,985,535         8.74686
         30             $96,112,403          8.79376
         31                  $0                N/A
         32             $86,753,317          8.89893
         33             $82,260,512          9.26904
         34             $77,887,812          9.02818



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     FOR ADDITIONAL INFORMATION PLEASE CALL:


--------------------------------------------------------------------------------
                                    Goldman
--------------------------------------------------------------------------------

    Mortgage Finance
    ----------------
    Michelle Gill                               (212) 357-8721

    Structuring
    -----------
    Jonathan Heagle                             (212) 902-1692

    Trading
    -------
    Kevin Gasvoda                               (212) 902-8768
    Dariush Pouraghabagher                      (212) 902-2131
    Justin Mahoney                              (212) 357-5295

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

    Moody's
    Dhruv Mohindra                              (212) 553-4143

    Fitch
    Kei Ishidoya                                (212) 908-0238
--------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.